                                                                    Exhibit 32.1

The following  certifications  are "furnished" as provided in the rules proposed by the Securities and Exchange  Commission in Release 34-47551,  dated March 21,
2003.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In  connection  with the Quarterly  Report of Home  Properties of New York,
Inc. (the "Company") on Form 10-Q for the quarterly  period ended June 30, 2003, as filed with the  Securities  and Exchange  Commission  on August 14, 2003 (the
"Report"),  I,  Norman P.  Leenhouts,  Chairman  of the Board of  Directors  and
Co-Chief  Executive  Officer  of the  Company,  certify,  pursuant  to 18 U.S.C.
Section 1350, as adopted  pursuant to Section 906 of the  Sarbanes-Oxley  Act of
2002, that:

1.   The Report fully complies with the  requirements  of Section 13(a) or 15(d)
     of the Securities Exchange Act of 1934, as amended; and

2.   The information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

                                   By:  /s/ Norman P. Leenhouts
                                        ----------------------------------------
                                        Norman P. Leenhouts
                                        Chairman of the Board of Directors and
                                        Co-Chief Executive Officer
                                        August 14, 2003

A signed  original of this  written  statement  required by Section 906 has been provided  to Home  Properties  of New York,  Inc.  and will be  retained by Home
Properties  of New York,  Inc.  and  furnished  to the  Securities  and Exchange
Commission or its staff upon request.

     In  connection  with the Quarterly  Report of Home  Properties of New York,
Inc. (the "Company") on Form 10-Q for the quarterly  period ended June 30, 2003, as filed with the  Securities  and Exchange  Commission  on August 14, 2003 (the
"Report"),  I, Nelson B. Leenhouts,  President and Co-Chief Executive Officer of
the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.   The Report fully complies with the  requirements  of Section 13(a) or 15(d)
     of the Securities Exchange Act of 1934, as amended; and

2.   The information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

                                      By:  /s/ Nelson B. Leenhouts
                                           ------------------------------------
                                           _______________________________

                                           Nelson B. Leenhouts
                                           President and
                                           Co-Chief Executive Officer
                                           August 14, 2003

A signed  original of this  written  statement  required by Section 906 has been provided  to Home  Properties  of New York,  Inc.  and will be  retained by Home
Properties  of New York,  Inc.  and  furnished  to the  Securities  and Exchange
Commission or its staff upon request.

                                                                    Exhibit 32.2

The following  certification is "furnished" as provided in the rules proposed by the  Securities  and Exchange  Commission in Release  34-47551,  dated March 21,
2003.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In  connection  with the Quarterly  Report of Home  Properties of New York,
Inc. (the "Company") on Form 10-Q for the quarterly  period ended June 30, 2003, as filed with the  Securities  and Exchange  Commission  on August 14, 2003 (the
"Report"),  I, David P.  Gardner,  Senior  Vice  President  and Chief  Financial
Officer of the Company,  certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.   The Report fully complies with the  requirements  of Section 13(a) or 15(d)
     of the Securities Exchange Act of 1934, as amended; and

2.   The information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

                                  By:  /s/ David P. Gardner
                                       ----------------------------------------
                                      _______________________________

                                      David P. Gardner
                                      Senior Vice President and
                                      Chief Financial Officer
                                      August 14, 2003

A signed  original of this  written  statement  required by Section 906 has been provided  to Home  Properties  of New York,  Inc.  and will be  retained by Home
Properties  of New York,  Inc.  and  furnished  to the  Securities  and Exchange
Commission or its staff upon request.